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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  September 11, 1997

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                          ORBITAL SCIENCES CORPORATION


       DELAWARE                    0-18287                     06-1209561
(State of incorporation)   (Commission File Number)   (I.R.S. Employer I.D. No.)


                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
                         (Address and telephone number
                        of principal executive offices)





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ITEM 5.  OTHER EVENTS

         On September 11, 1997, Orbital Sciences Corporation announced in a press release attached as Exhibit 99 to this Form 8-K that it will sell $90 million in 5% convertible subordinated notes due October 2002 within the United States pursuant to Rule 144A of the U.S. Securities Act of 1933, as amended, and outside the United States pursuant to Regulation S under that Act. The offering is expected to close September 16, 1997.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit 99.  Text of Press Release dated September 11, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ORBITAL SCIENCES CORPORATION



Date:    September 12, 1997               By:   /s/ Jeffrey V. Pirone
                                             ----------------------------------
                                               Jeffrey V. Pirone
                                               Senior Vice President and
                                                  Chief Financial Officer





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                                 EXHIBIT INDEX



Exhibit No.                    Description
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
  99              Press Release dated September 11, 1997. (transmitted herewith)





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